UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2014

VANTAGESOUTH BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36009	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 659-9000
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

VantageSouth Bancshares, Inc. (the “Company”) is providing certain financial statements and related information regarding Piedmont Community Bank Holdings, Inc. (“Piedmont”), of which the Company is a majority-owned subsidiary. The audited consolidated financial statements (including notes thereto) of Piedmont as of and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference. Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations for the corresponding periods is filed as Exhibit 99.2 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Audited financial statements (including notes thereto) of Piedmont Community Bank Holdings, Inc. as of and for the years ended December 31, 2013 and 2012.

Exhibit 99.2	Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the years ended December 31, 2013 and 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VantageSouth Bancshares, Inc.
(Registrant)

March 24, 2014	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Audited consolidated financial statements (including notes thereto) of Piedmont Community Bank Holdings, Inc. as of and for the years ended December 31, 2013 and 2012.

Exhibit 99.2	Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the years ended December 31, 2013 and 2012.